Supplement dated July 31, 2020
to the Prospectus and Summary Prospectus, each as supplemented, if applicable, of the following Fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia Connecticut Intermediate Municipal Bond Fund	3/1/2020
Effective September 1, 2020 (the Effective Date), the following changes are hereby made to the Prospectus and Summary Prospectus for the Fund.
The information for Class C shares in the "Annual Fund Operating Expenses" table and under the caption "Example" under the section “Fees and Expenses of the Fund” in the Summary Prospectus and the “Summary of the Fund – Fees and Expenses of the Fund” section of the Prospectus is hereby superseded and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class C
Management fees	0.47%
Distribution and/or service (12b-1) fees	1.00%
Other expenses	0.21%
Total annual Fund operating expenses(d)	1.68%
Less: Fee waivers and/or expense reimbursements(e)	(0.42%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.26%
(d)	"Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.
(e)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through February 28, 2022, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees (the Board). Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 1.56% for Class C. The fee waivers and/or expense reimbursements shown in the table for Class C also reflect the contractual waiver of distribution and/or service fees payable under the Fund’s Plan of Distribution through February 28, 2022 or such earlier date as may be determined at the sole discretion of the Fund’s Board, so that the fees do not exceed the annual rate of 0.70% for Class C.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class C (assuming redemption of all shares at the end of the period)	$228	$489	$873	$1,952
Class C (assuming no redemption of shares)	$128	$489	$873	$1,952
The rest of the section remains the same.
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The information for Class C shares that appears under the subsection “Additional Investment Strategies and Policies — Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance” in the “More Information About the Fund” section of the Prospectus is hereby superseded and replaced with the following:
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through February 28, 2022 for Class C shares, unless sooner terminated at the sole discretion of the Fund's Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of:

Columbia Connecticut Intermediate Municipal Bond Fund
Class C	1.56%
Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.
In addition to the cap commitment with respect to Class C, the Distributor has agreed to waive distribution and/or service fees payable under the Fund's Plan of Distribution through February 28, 2022, unless sooner terminated by the Fund's Board, so that the distribution/service fees do not exceed the annual rate of 0.70% for Class C.
In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (other than the exclusions listed above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time.
Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates and any predecessor firms that were in place during the performance period shown. Without such fee waivers/expense reimbursements, the Fund’s returns might have been lower.
The rest of the section remains the same.
The information in the table that appears under the "Choosing a Share Class – Distribution and Service Fees" section of the Prospectus is hereby superseded and replaced with the following:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%(a)	up to 0.35%(a)(b)(c)
Class Adv	None	None	None
Class C	0.75% (a)(c)(d)	0.25% (a)	1.00% (a)(c)
Class Inst	None	None	None
Class Inst2	None	None	None
Class Inst3	None	None	None
Class R (series of CFST and CFST I)	0.50%	— (e)	0.50%
Class R (series of CFST II)	up to 0.50%	up to 0.25%	0.50% (c)(e)
Class V	None	up to 0.50%(f)	up to 0.50%(f)
(a)	The service fees for Class A and Class C shares of certain Funds vary. The annual service fee for Class A and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund may equal up to 0.20% of the average daily NAV of all shares of such Fund class. The annual distribution fee for Class C shares for Columbia Intermediate Municipal Bond Fund shall be 0.65% of the average daily net assets of the Fund's Class C shares. The Distributor has contractually agreed to waive a portion of the service fee for Class A and Class C shares of Columbia U.S. Treasury Index Fund so that the service fee does not exceed 0.15% annually through August 31, 2021 unless sooner terminated at the sole discretion of the Fund’s Board. The Distributor has contractually agreed to waive a portion of the service fee for Class A shares of Columbia Strategic California Municipal Income Fund so that the service fee does not exceed 0.20% annually through February 28, 2022 unless modified or sooner terminated at the sole discretion of the Fund’s Board.

SUP131_10_003_(07/20)

(b)	The maximum distribution and service fees of Class A shares varies among the Funds, as shown in the table below:

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Series of CFST and CFST II (other than Columbia Government Money Market Fund)	—	—	0.25%; these Funds pay a combined distribution and service fee
Columbia Government Money Market Fund	—	—	0.10%
Columbia Ultra Short Term Bond Fund	up to 0.15%	up to 0.15%	0.15%
Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Global Technology Growth Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Growth Fund I, Columbia Total Return Bond Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may
pay distribution and service fees
up to a maximum of 0.35% of their
average daily net assets
attributable to Class A shares
(comprised of up to 0.10% for
distribution services and up to
0.25% for shareholder liaison
services) but currently limit such
fees to an aggregate fee of not
more than 0.25% for
			Class A shares
Columbia Adaptive Risk Allocation Fund, Columbia Bond Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Global Dividend Opportunity Fund, Columbia Global Energy and Natural Resources Fund, Columbia Greater China Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia Multi-Asset Income Fund, Columbia Multi Strategy Alternatives Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Small Cap Value Fund I, Columbia Strategic California Municipal Income Fund, Columbia Strategic Income Fund, Columbia Strategic New York Municipal Income Fund, Columbia U.S. Social Bond Fund, Columbia U.S. Treasury Index Fund	—	0.25%	0.25%
Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax-Exempt Fund	—	0.20%	0.20%
(c)	Fee amounts noted apply to all Funds other than Columbia Government Money Market Fund, which, for Class A shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The payment of the distribution and/or service fees payable by Columbia Government Money Market Fund under its Plan of Distribution has been suspended through November 30, 2020. This arrangement may be modified or terminated at the sole discretion of Columbia Government Money Market Fund’s Board at any time. Compensation paid to financial intermediaries is suspended for the duration of the suspension of payments under Columbia Government Money Market Fund’s Plan of Distribution.
(d)	The Distributor has contractually agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the distribution fee does not exceed the specified percentage annually through the specified date for each Fund:
0.45% for Columbia Connecticut Intermediate Municipal Bond Fund through February 28, 2022, Columbia Massachusetts Intermediate Municipal Bond Fund through February 28, 2022, Columbia New York Intermediate Municipal Bond Fund through February 28, 2022, Columbia Oregon Intermediate Municipal Bond Fund through November 30, 2021, Columbia Strategic California Municipal Income Fund through February 28, 2022, and Columbia Strategic New York Municipal Income Fund through August 31, 2021; 0.55% for Columbia Corporate Income Fund through August 31, 2021, and Columbia Short Term Bond Fund through August 31, 2021; 0.60% for Columbia High Yield Municipal Fund through August 31, 2021, Columbia Intermediate Municipal Bond Fund through August 31, 2021, and Columbia Tax-Exempt Fund through November 30, 2021; and 0.65% for Columbia U.S. Treasury Index Fund through August 31, 2021. These arrangements may be sooner terminated at the sole discretion of each Fund’s Board.
(e)	Class R shares of series of CFST and CFST I pay a distribution fee pursuant to a Rule 12b-1 plan. The Funds do not have a shareholder service plan for Class R shares. Series of CFST II have a distribution and shareholder service plan for Class R shares. For Class R shares of series of CFST II, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
(f)	The shareholder servicing fees for Class V shares are up to 0.50% of average daily net assets attributable to Class V shares for equity Funds and 0.40% for fixed income Funds. In general, the Funds currently limit such fees to a maximum of 0.25% for equity Funds and 0.15% for fixed-income Funds. These fees for Class V shares are not paid pursuant to a Rule 12b-1 plan. See Class V Shareholder Service Fees below for more information.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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